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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): APRIL 22, 2002



                                CYBERONICS, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                            0-19806                          76-0236465
              (State of                         (Commission                       (IRS Employer
           incorporation)                      file number)                    Identification No.)


                          16511 SPACE CENTER BOULEVARD
                               CYBERONICS BUILDING
                              HOUSTON, TEXAS 77058
               (Address of principal executive offices) (Zip code)

                                 (281) 228-7200
               Registrant's telephone number, including area code:





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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On April 22, 2002, Cyberonics, Inc. ("Cyberonics") engaged KPMG LLP to serve as Cyberonics' independent public accountants and to audit Cyberonics' financial statements for the fiscal year 2002. The engagement of KPMG LLP was recommended by the Audit Committee and approved by the Board of Directors of Cyberonics.

During Cyberonics' two most recent fiscal years and through the date of this Current Report on Form 8-K, Cyberonics did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Cyberonics' consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. EXHIBITS.

None.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CYBERONICS, INC.


                                      /s/ Pamela B. Westbrook
                                      ------------------------------------------
                                      Pamela B. Westbrook
                                      Vice President, Finance and Administration
                                       and Chief Financial Officer

Date: April 22, 2002